UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                               September 12, 2001
                               ------------------


                             Commission file number

                                     0-27599


                                  SulphCo, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                                  88-0222729
----------------------------                                 -------------------
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)


1650 Meadow Wood Lane, Reno, Nevada                            89502
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone number, including area code:  (775)829-1310
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Item No. 6.   Resignation of Registrant Directors.
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         (a) On September  12,  2001,  Stan L.  McLelland  forwarded a letter to
SulphCo, Inc. (the "Company") in which Mr. McLelland resigned as an officer and director of the Company. Prior to his resignation, Mr. McLelland was the Company's President and was a director.

         In his September 12, 2001 letter, Mr. McLellandSutton notes that at a meeting of the Board of Directors held on August 31, 2001, the Board voted 3 directors to 2 not approve a transaction between the Company and an individual named Mark Neuhaus. Mr. McLelland also notes that after the August 31, 2001 meeting, the Company's Chairman of the Board, Rudolph W. Gunnerman, asked the directors dissenting from the transaction with Mr. Neuhaus to resign and that Mr. Gunnerman subsequently sent such directors a letter requesting their resignations. Mr. McLelland points out that Mr. Gunnerman's letter requesting these resignations also indicated that if these directors did not resign that Mr. Gunnerman would call a special meeting of the shareholders and would vote the more than two-thirds of the Company issued and outstanding shares of common stock, which are under Mr. Gunnerman's control, in favor of removing these directors.

         Mr. McLelland also indicates that a the September 12, 2001 Board meeting was not reconvened for the purpose of approving the transaction with Mr. Neuhaus. Mr. McLelland question that availability of Form S-8 in connection with the transaction with Mr. Neuhaus because Mr. McLelland believes that Mr. Neuhaus was not a consultant or an employee of the Company.

         Mr. McLelland summarizes his concerns by stating that he believes that board of directors has never:
         1.  Approved any consulting agreement with Mr. Neuhaus:
         2. Approved the Non-Qualified Stock Option Agreement set out in the Form S-8 filed in connection with the transaction with Mr. Neuhaus;
         3.  Authorized the sale of any stock described in the Form S-8; nor,
         4.  Approved the filing of the Form S-8.

         (b) The Company notes that the filing of the recent Registration Statement on Form S-8 by the Company was approved by a majority of the members of the Board of Directors. Since Mr. Sutton resignation, the Board of Directors has ratified all actions taken by the officers of the Company in connection with the Form S-8, including approving the agreement between Mr. Neuhaus and the Company, and has approved the filing of the Form S-8. Also, the Company believes that Mr. Neuhaus clearly is a consultant given the terms of the agreement between Mr. Neuhaus and the Company. Accordingly, the Company believes that Mr. McLelland is incorrect and that Form S-8 is available for the transaction in question.

         (c) Mr. McLelland's letter is attached to this Form 8-K as an exhibit.


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Item No. 7.   Exhibits
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         (c) Exhibits

         September 12, 2001 Resignation letter of Stan L. McLelland.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2001

                                        SULPHCO, INC.


                                        By: /s/ Dr. Rudolph W. Gunnerman
                                        --------------------------------
                                                Dr. Rudolph W. Gunnerman
                                                Chairman of the Board


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